UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 2, 2020

Aequi Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39715	85-2850133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Putnam Avenue, Suite 400

Greenwich, CT 06830

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (917) 297-4075

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	ARBGU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	ARBG	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	ARBGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported on a Current Report on Form 8-K of Aequi Acquisition Corp. (the “Company”), on November 24, 2020, the Company consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-third of one redeemable warrant of the Company (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. The Company had granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 3,000,000 additional Units to cover over-allotments, if any.

On November 30, 2020, the Underwriters exercised their over-allotment option in full, and the closing of the issuance and sale of the additional 3,000,000 Units (the “Over-Allotment Units”) occurred on December 2, 2020, generating gross proceeds of $30,000,000.

As previously reported on a Current Report on Form 8-K of the Company, on November 24, 2020, simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 4,000,000 Warrants (the “Private Placement Warrants”) to Aequi Sponsor LLC (the “Sponsor”) at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $6,000,000. In connection with the closing of the purchase of the Over-Allotment Units, the Company sold an additional 400,000 Private Placement Warrants to the Sponsor at a price of $1.50 per Private Placement Warrant, generating an additional $600,000 of gross proceeds.

An audited balance sheet as of November 24, 2020 reflecting receipt of the net proceeds from the IPO and the sale of the Private Placement Warrants on November 24, 2020, but not the proceeds from the sale of the Over-Allotment Units on December 2, 2020, had been filed on a Current Report on Form 8-K on November 24, 2020.

A copy of the press release issued by the Company announcing the exercise of the over-allotment option is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 2, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2020

AEQUI ACQUISITION CORP.

By:	/s/ Hope S. Taitz
Hope S. Taitz
Chief Executive Officer